                                 EXHIBIT 10.26

THIS AGREEMENT made the 7/th/ day of January, 1998

B E T W E E N:

               KANATA RESEARCH PARK CORPORATION

     (Hereinafter called the "Landlord")

                                                               OF THE FIRST PART

AND:

               NEWBRIDGE NETWORKS CORPORATION

     (Hereinafter called the "Tenant")

                                                              OF THE SECOND PART

                              AMENDMENT TO LEASE

     WHEREAS pursuant to a written lease dated the 28th day of July, 1997 (the "Lease") and pursuant to a written amendment to lease dated the 24th day of October, 1997 ("Amendment to Lease") Castleton Network Systems Corporation leased Ten Thousand Nine Hundred and Thirty (10,930) certified rentable square feet on the sixth (6th) floor of the building known municipally as 555 Legget Drive (the "Building") from the Landlord.

     AND WHEREAS pursuant to paragraph 18:00 of the Lease the Landlord and Tenant have agreed to relocate the Leased Premises from the sixth (6th) floor to the seventh (7th) floor of the Building;

     THEREFORE in consideration of the rents covenants and conditions contained herein, the Landlord and Tenant agree as follows:

1. The Landlord and Tenant agree that the Tenant shall relocate to the seventh (7th ) floor of the Building and vacate the sixth (6th) floor of the Building effective February 1, 1999.

2. The Lease, as amended, shall be further amended effective February 1, 1999 as follows:

     a) Paragraph 1.00 shall be amended by deleting the reference to "Nine Thousand Six Hundred and Fifty-Five point Nine Four (9,655.94) useable [Ten thousand Eight Hundred and Fourteen point Six Five (10,814.65) rentable" and replacing same with "Ten Thousand Nine Hundred and Ninety-Three point One (10,993.10) certified rentable" and by deleting the reference to "sixth (6/th/) floor" and replacing same with "seventh (7/th/) floor)".

     b) Notwithstanding the increase in area of the Leased Premises the Tenant shall continue to pay Annual and Additional Rent based upon the certified area of the sixth (6th) floor of the Building of Nine Thousand Seven Hundred and Fifty-Nine (9,759) usable [Ten Thousand Nine Hundred and Thirty rentable] square feet, therefore the table in Paragraph 3:00 of the Lease as amended shall be deleted and replaced with the following:

               Rental Rate per                  For
               Square foot        For Leased    Common      Total

     Years     per annum    Premises         Area           per annum
     -----     ---------    --------         ----           ---------

     1-5       $ 13.25      $ 129,305.82     $ 15,516.68    $ 144,822.50

     b)   Schedule "B" shall be replaced with Schedule "B" attached hereto.

     c)   Schedule "D" shall re replaced with Schedule "D" attached hereto.

     d)   Schedule "F" shall be deleted.

5. The Tenant shall lease the Leased Premises in an "as is" condition save for the following work to be performed by the Landlord at the Landlord's expense:

     a) Disconnect all electrified poles relating to the furniture panels on the sixth (6th) floor of the Building and reconnect same on the seventh (7th) floor of the Building.
     b)   Connect existing communications cable infrastructure on the seventh
          (7th) floor.
     c)   Install an additional 135 cable drops on the seventh (7th) floor.
     d)   Move the Tenant's furniture from the sixth (6th) floor to seventh
          (7th) floor.
     e)   Supply and install mag lock and motion sensor at suite entry door.
     f)   Activate card reader at suite entry door.

SAVE AND EXCEPT as set out herein all other terms and conditions of the Lease and Amendment to Lease shall remain unchanged and shall apply to the Leased Premises and all capitalized terms used herein shall have the same meaning as in the Lease.

     IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED, SEALED AND DELIVERED

     In the Presence of:     )  KANATA RESEARCH PARK
                             )    CORPORATION
                             )
                             )  Per:__________________________________
                             )  Name:  Bronwen A. Heins
                             )  Title: President
                             )  I have the authority to bind the corporation.
                             )
                             )
                             )  NEWBRIDGE NETWORKS
                             )    CORPORATION
                             )
                             )  Per:__________________________________
                             )  Name:  D. Mills
                             )  Title: Vice President Administration
                             )
                                                                             C/S
                             )  Per:__________________________________
                             )  Name:  Peter Nadeau
                             )  Title: Vice President, General Counsel
                             )  I/We have the authority to bind the corporation.

                                 SCHEDULE "B"

                               7/th/ Floor Plan
                               ----------------

PARKING

a.   During the Term the Landlord hereby agrees to allow the Tenant to park One
     (1) vehicle per Three Hundred and Twenty-Three (323) rentable square feet of Leased Premises, in the parking facilities located on the Lands ("parking facilities"). In the event the Landlord constructs a parking structure on the Lands, the Tenant shall then be called upon to pay for parking.

b. The Landlord shall not be responsible for any theft, loss or damage to the Tenant's vehicles whatsoever, or for injury to the Tenant or others in the parking facilities.

c. The Landlord shall have the right to establish rules and regulations governing the use of the parking facilities from time to time and the Tenant hereby agrees to observe and abide by all such rules and regulations.

                                   Page 119